Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—98.4%
Communication Services—1.7%
Verizon Communications, Inc.	290,060	$17,256
Consumer Discretionary—3.6%
BorgWarner, Inc.	699,046	27,081
Leggett & Platt, Inc.	237,870	9,793
		36,874

Consumer Staples—4.8%
Coca-Cola European Partners plc	525,337	20,388
Sysco Corp.	449,317	27,957
		48,345

Energy—2.3%
Marathon Petroleum Corp.	800,506	23,487
Financials—13.4%
Bank of America Corp.	1,625,977	39,170
Capital One Financial Corp.	627,308	45,078
Travelers Cos., Inc. (The)	190,826	20,645
Willis Towers Watson plc	148,893	31,092
		135,985

Health Care—16.0%
Agilent Technologies, Inc.	200,989	20,288
Becton Dickinson and Co.	174,674	40,643
Humana, Inc.	73,578	30,453
	Shares	Value

Health Care—continued
Merck & Co., Inc.	484,443	$40,185
Zimmer Biomet Holdings, Inc.	229,133	31,194
		162,763

Industrials—24.2%
AMETEK, Inc.	309,397	30,754
CSX Corp.	265,420	20,615
Emerson Electric Co.	360,764	23,655
Honeywell International, Inc.	250,643	41,258
L3Harris Technologies, Inc.	172,567	29,309
Nordson Corp.	90,136	17,290
Otis Worldwide Corp.	410,706	25,636
Raytheon Technologies Corp.	386,417	22,235
Rockwell Automation, Inc.	112,386	24,801
Stanley Black & Decker, Inc.	66,784	10,833
		246,386

Information Technology—15.1%
Global Payments, Inc.	119,644	21,246
Microsoft Corp.	102,565	21,573
Motorola Solutions, Inc.	181,514	28,463
QUALCOMM, Inc.	382,002	44,954
Xilinx, Inc.	361,965	37,731
		153,967

Materials—8.3%
Air Products and Chemicals, Inc.	104,208	31,039
AptarGroup, Inc.	152,433	17,255
Avery Dennison Corp.	161,295	20,620
	Shares	Value

Materials—continued
Ecolab, Inc.	75,653	$15,119
		84,033

Real Estate—5.9%
American Homes 4 Rent Class A	606,400	17,270
Crown Castle International Corp.	258,124	42,978
		60,248

Utilities—3.1%
NextEra Energy, Inc.	111,963	31,077
Total Common Stocks (Identified Cost $862,795)		1,000,421

Total Long-Term Investments—98.4% (Identified Cost $862,795)		1,000,421

TOTAL INVESTMENTS—98.4% (Identified Cost $862,795)		$1,000,421
Other assets and liabilities, net—1.6%		16,255
NET ASSETS—100.0%		$1,016,676

Country Weightings†
United States	95%
Ireland	3
United Kingdom	2
Total	100%
† % of total investments as of September 30, 2020.
The following table summarizes the market value of the Fund’s investments as of September 30, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,000,421	$1,000,421
Total Investments	$1,000,421	$1,000,421
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2020.
There were no transfers into or out of Level 3 related to securities held at September 30, 2020.
See Notes to Schedule of Investments

CEREDEX LARGE-CAP VALUE EQUITY FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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